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                                                                   EXHIBIT (99b)
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                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT
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                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT


     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATIONS") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OF SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Regulation S Securities Subscription Agreement (the "Agreement" or the "Subscription Agreement") is executed by the undersigned, RBB Bank Aktiengesellschaft (the "Subscriber"), in connection with the offer by GOLF-TECHNOLOGY HOLDING, INC., an Idaho corporation (the "Company") and subscription by the Subscriber for (i) shares of convertible preferred stock Series C (the "Preferred Stock") with an aggregate face amount of $1,875,000 (U.S.) (1,875 shares with a face amount of $1,000 (U.S.) per share), (ii) warrants (the "Warrants") to purchase 187,500 shares of the common stock of the Company (the "Common Stock"), $.00l (U.S.) par value, at a purchase price of $3.00 (US) per share, (iii) additional warrants (the "Additional Warrants") to purchase 51,724 shares of the Common Stock, $.00l (U.S.) par value, of the Company, at a purchase price of $3.625 (US) per share, and (iv) the issuance of 51,724 shares (the "Additional Shares") of Common Stock, all at the aggregate purchase price of One Million, Two Hundred Fifty Thousand Dollars ($1,250,000) (U.S.) (the "Purchase Price"). The rights and preferences of the Preferred Stock, including the terms on which the Preferred Stock may be converted into Common Stock, are set forth in the Certificate of Designation of Series C Preferred Stock attached hereto as Exhibit A (the "Certificate of Designation"). The Terms and provision
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of the Warrants, including the terms on which the
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Warrants may be converted into Common Stock, are set forth in the Warrant to
Purchase Common Stock (the "Warrant Agreement") attached hereto as Exhibit B.
                                                                   ---------
The Terms and provision of the Additional Warrants, including the terms on which the Additional Warrants may be converted into Common Stock, are set forth in the Additional Warrant to Purchase Common Stock (the "Additional Warrant Agreement") attached hereto as Exhibit C. The (i) Preferred Stock, (ii) Warrants, (iii)
                   ---------
Additional Warrants, (iv) Additional Shares issued pursuant to this Agreement, and (v) the shares of Common Stock issuable upon conversion of the Preferred Stock, Warrants, and/or Additional Warrants (the "Converted Shares") are sometimes referred to herein as the "Securities." The Preferred Stock, Warrants, and Additional Warrants are sometimes referred to herein as the "Convertible Securities." The solicitation of this Subscription and, if accepted by the Company, the offer and sale of the Securities, are being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933, as amended (the "Act"). The Subscriber wishes to subscribe for the Securities in accordance with the terms and conditions of the Certificate of Designation, the Warrant Agreement, the Additional Warrant Agreement and this Agreement. It is agreed as follows:

1.   Offer to Subscribe; Purchase Price

     The Subscriber hereby offers to purchase and subscribe for the number of Securities, and at the Purchase Price, set out in Sections 14 and 15 of this Agreement. The closing (the "Closing") shall be deemed to occur when this Agreement has been executed by both the Subscriber and the Company and payment shall have been made by the Subscriber, by wire transfer, as directed in writing by the Company on the day so directed, to an escrow agent, against the Company's delivery of (i) certificates representing the Preferred Stock and Common Stock and (ii) the Warrant Agreement and Additional Warrant Agreement. If the Closing does not occur, the funds of the Subscriber shall be returned from escrow. The payment of the Adjusted Purchase Price (as defined below) shall be made by delivering same day funds in United States Dollars.

2. Representations; Access to Information; Independent Information; Independent Investigation

     The Subscriber represents and warrants to and covenants with the Company, on its own behalf and on behalf of each person or entity for which the Subscriber is acting as a fiduciary, as follows:

     2.1  Offshore Transaction. The Subscriber represents and warrants to the
          ---------------------
          Company that (i) neither the Subscriber nor any of the investors on whose behalf the Subscriber may purchase and hold Securities (the "Investors") is a "U.S. person" as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit D),
                                                                     ---------
          and neither the Subscriber nor any Investor is an entity organized or incorporated under the laws of any foreign jurisdiction by any "U.S person" principally for the purpose of investing in securities not registered under the Act, unless the Subscriber is or was organized or incorporated by "U.S.

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          persons" who are accredited investors (as defined in Rule 501(a) under the Act) and who are not natural persons, estates or trusts ("Institutional Investors"), and all owners of interests in such entity who are "U.S. persons" are Institutional Investors, and not natural persons, estates or trusts; (ii) the Securities were not offered to the Subscriber or to any Investor in the United States and at the time of execution of this Subscription Agreement and of any offer to the Subscriber or to the Investors to purchase the Securities hereunder, the Subscriber and each such Investor was physically outside the United States; (iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any buyer in the United States; (iv) the Subscriber and to the best knowledge of the Subscriber each distributor, if any, participating in the offering of the Securities, has agreed and the Subscriber hereby agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the closing of the Securities offered and ending forty-five (45) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Subscriber has not been engaged or acted as or on behalf of a distributor or dealer (and is not an affiliate of a distributor or dealer) with respect to this transaction.

     2.2  Independent Investigation.  The Subscriber, in offering to subscribe
          -------------------------
          for the Securities hereunder, has relied upon an independent investigation made by it and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company. The Subscriber will keep confidential all non-public information regarding the Company that the Subscriber receives from the Company. In making its investment decision to purchase the Securities, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Subscriber has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The Subscriber is a sophisticated investor, as defined in Rule 506(b)(2)(ii) of Regulation D, and an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit E.
                                                 ---------

     2.3  Economic Risk.  The Subscriber understands and acknowledges that an
          -------------
          investment in the Securities involves a high degree of risk, including a possible total loss of investment. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Securities. In making this statement the Subscriber hereby represents and warrants that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies;

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          the Subscriber is able to afford to hold the Securities for an indefinite period and the Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Securities to be received by the Subscriber. Further, the Subscriber has no present need for liquidity in such Securities; the Subscriber can afford a complete loss of such investment in the Securities; and the Subscriber is willing to accept such investment risks.

     2.4  No Government Recommendation or Approval. The Subscriber understands
          ----------------------------------------
          that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

     2.5  No Directed Selling Efforts in Regard to this Transaction. The
          ---------------------------------------------------------
          Subscriber has not, and to the best of the Subscriber's knowledge, neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Securities.

     2.6  Reliance on Representation.   This Agreement is made by the Company
          --------------------------
          with the Subscriber in reliance upon such Subscriber's representations and covenants made in this Section 2, which by the Subscriber's execution of this Agreement the Subscriber hereby confirms. If the Subscriber includes or consists of more than one person or entity, the obligations of the Subscriber shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person or entity and their respective heirs, executors, administrators, successors and assigns.

     2.7  No Registration.  Subscriber understands that the Securities have not
          ---------------
          been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of Subscriber contained herein. The Additional Shares and Common Stock issuable upon conversion of the Convertible Securities do, however, carry certain registration rights as set forth in the Registration Rights Agreement executed by the parties hereto (the "Registration Rights Agreement").

     2.8  No Public Solicitation.  Subscriber knows of no public solicitation or
          ----------------------
          advertisement of an offer in connection with the proposed issuance and sale of the Securities.

     2.9  Investment Intent. Subscriber is acquiring the Securities to be issued
          -----------------
          and sold hereunder (and the and Common Stock issuable upon conversion of the Convertible Securities) for the Subscriber's own account (or for beneficiaries' accounts over which the Subscriber has investment discretion but no discretionary voting or dispositive authority). Subscriber and each other party acquiring any Securities pursuant to this Agreement are acquiring such Securities for investment and not with a view to the distribution thereof. Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely unless the sale of such Securities is registered pursuant to the Act, or an exemption from such registration is available, and that except as set forth in the Registration Rights Agreement, the Company has no present intention of registering any such sale of the Securities. Subscriber represents and warrants to the Company that it has no present plan or intention of selling any of the Securities in the United States, has made no predetermined arrangements to sell any of the Securities other than as provided in the Registration Rights Agreement and that the offering by the Company of its securities to the Subscriber, as contemplated in this Subscription Agreement (the "Offering"), together with any subsequent resale of the Securities, is not part of a plan or scheme to evade the registration provisions of the Act. Subscriber currently has no short position in any of the Securities, including any short call position or any long put position or any contract or arrangement that has the effect of eliminating or substantially diminishing the risk of ownership of the Securities, nor has engaged in any hedging transaction with respect to the Securities. Subscriber covenants that neither Subscriber nor its affiliates nor any person acting on its or their behalf has the intention of entering, or will enter during the Restricted Period, into any put option, short position or any hedging transaction or other similar instrument or position with respect to the applicable Securities or securities of the same class as the Securities and neither Subscriber nor any of its affiliates nor any person acting on its or their behalf will use at any time Securities acquired pursuant to this Agreement to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement. Subscriber covenants that it shall not (i) convert any of the Preferred Stock, or (ii) exercise any of the Warrants or Additional Warrants, into shares of Common Stock during the Restricted Period. In connection with the Warrants and the Additional Warrants, the Subscriber covenants, that Subscriber shall not sell, transfer or assign such Securities to a US Person, and that when notifying the Company of Subscriber's intent to exercise its warrants the Subscriber shall exercise its Warrants or Additional Warrants outside of the United States by completing and executing a Notice of Conversion or Exercise (a "Notice ") in the form attached to this Agreement as Exhibit F ,outside of the United States.
                       ---------

     2.10  No Sale in Violation of the Act. Subscriber further covenants that
           -------------------------------
           Subscriber will not make any sale, transfer or other disposition of any of the Securities or Common Stock issuable upon conversion of the Convertible Securities in violation of the Act (including Regulation
           S), the Securities Exchange Act of

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           1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

     2.11  Incorporation and Authority.  Subscriber has the full power and
           ---------------------------
           authority to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of Subscriber, including any necessary shareholder approval, has been executed by persons duly authorized by Subscriber, and constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.

     2.12  No Reliance on Tax Advice. Subscriber has reviewed with Subscriber's
           -------------------------
           own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     2.13  Independent Legal Advice. Subscriber acknowledges that Subscriber has
           ------------------------
           had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or her own legal counsel. Subscriber is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and in the opinion provided for in Section 7.6 herein. Subscriber acknowledges that the law firm of Pryor, Cashman, Sherman & Flynn, which is acting as escrow agent in connection with this transaction, is the legal counsel to Subscriber and has not provided legal advice to Subscriber.

     2.14  Compliance. If Subscriber becomes subject to Section 13(d) of the
           ----------
           Exchange Act, Subscriber will duly file the required Schedule thereunder.

     2.15  Not an Affiliate. Subscriber is not an officer, director or
           ----------------
           "affiliate" (as that term is defined in Rule 405 of the Act) of the Company.

     2.16  No Pledges. Subscriber has not pledged the Securities, and will not
           ----------
           pledge the Securities during the Restricted Period, as collateral in a margin account or otherwise with a U.S. person.

     2.17  No Inquiries. Subscriber has not been the subject of a regulatory
           ------------
           inquiry by the Commission.

     2.18  Warranties of Other Parties. If Subscriber is purchasing any of the
           ---------------------------
           Securities or Common Stock issuable upon conversion of the Convertible Securities for the accounts of parties other than Subscriber (as contemplated by Section 2.9 above), Subscriber has full power and authority to make the representations, warranties and agreements made pursuant to this Agreement on behalf of the owners of such accounts, and agrees that each representation, warranty and agreement made by Subscriber herein is also made by and on behalf of each owner of each such account.

3.   Resales

     Subscriber acknowledges and agrees that the Securities and Common Stock issuable upon conversion of the Convertible Securities may and will only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act.

4.   Legends; Subsequent Transfer of Securities

     4.1  Legends.  (a) The certificate(s) representing the Preferred Stock and
          -------
          Additional Shares shall bear the legend set forth below and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law. Assuming that there are no changes in the material facts set forth in Section 2 of this Agreement or applicable law from the date hereof until the date of conversion, and subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, the certificate representing the Common Stock into which the Convertible Securities are convertible after the Restricted Period shall not bear a legend.

               "The shares of preferred[/common] stock of Golf-Technology Holding, Inc. (the "Issuer") represented by this certificate have been issued pursuant to Regulation S, promulgated under the Securities Act of 1933, as amended (the "Act"), and have not been registered under the Act or any applicable state securities laws. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" (as that term is defined in Regulation S) during the period commencing on the sale of these securities and ending on the forty-fifth (45/th/) day following completion of the Regulation S offering of the Issuer pursuant to which these shares have been issued, which day is March 13, 1997 (the "Restricted Period"). The shares of preferred stock represented by this certificate may first be converted into common stock of the issuer on March 13, 1997. The Issuer will notify the transfer agent of the date of the expiration of such Restricted Period. Following expiration of the Restricted Period, these shares may not be offered or sold unless such offer or sale is registered or exempt from registration under the Act.

               A full statement of the designations, relative rights, preferences and limitations of the shares of each class of stock authorized to be issued by the Corporation, including Preferred Stock issuable in classes and in one or more series within a class (and the authority of Board of Directors to determine variations for such classes and series of Preferred Stock), will be furnished by the Corporation to any Shareholder upon request and without charge.

               These securities and the securities issuable upon exercise thereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Securities Act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the Securities Act but only upon a holder hereof first having obtained the written opinion of counsel to the Corporation, or other counsel acceptable to the Corporation, that the proposed disposition is consistent with all applicable provisions of the Securities Act as well as any applicable "Blue Sky" or similar securities law."

     (b) The Warrant Agreement and Additional Warrant Agreement shall bear the legend set forth below and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law.

               "THIS WARRANT AND THE SECURITES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITES ACT OF 1933, AS AMENDED (THE "ACT") AND THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

     4.2  Transfers.  Subject to receipt of a legal opinion from legal counsel
          ---------
          to the Company, the Company agrees, and shall instruct its agents, that the Securities may be transferred to any person or entity who is not an affiliate of the Company if such transfer occurs after the Restricted Period, without (a) any further restriction on transfer (provided the transfer is made in compliance with the Act) or (b) the entry of a "stop transfer" order against such Securities, and the Securities delivered to the transferee shall not bear a legend; provided, however in connection with the Warrants and Additional Warrants, that such Warrants and Additional Warrants may not be transferred to a U.S. Person, and in connection with the exercise of any of the Warrants or Additional Warrants the Notice must be executed outside of the United States and the Converted Securities will only be delivered to an address outside of the United States. The Company may place a stop transfer order on any Common Stock issued upon conversion of Convertible Securities during the Restricted Period for the duration of the Restricted Period. Upon election by the Subscriber to convert the Preferred Stock into shares of Common Stock or exercise the Warrants or Additional Warrants, the Subscriber shall deliver to the Company a duly completed Notice, which Notice was executed outside of the United States.

5.  Issuance of Further Securities.

     5.1  Restrictions on Additional Issuances. The Company will not issue any
          ------------------------------------
          debt or equity securities for cash in public or private capital raising transactions for a period of six (6) months after the Closing, without the prior written consent of the Subscriber; provided, however, the requirement for Subscriber's prior written consent shall not apply to: (i) the issuance of securities pursuant to the exercise of options or warrants issued and outstanding on the date hereof; (ii) any transaction involving the Company's arrangements, now or in the future, with commercial banks or other lending institutions; (iii) issuances of securities pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such corporation following such transaction; (iv) any acquisition or disposition of a product or a license by the Company on the condition that such issuance is approved by the Board of Directors of the Company; (v) the issuance of securities upon exercise or conversion of the Company's Series A, Series B or Series C Preferred Stock outstanding on the date of the Closing; or (vi) the concurrent issuance of Preferred Stock pursuant to a Regulation D Subscription Agreement (collectively, the "Permitted Issuances"). The Company additionally agrees not to issue, except as dividends upon outstanding shares of Series A, Series B or Series C Preferred Stock, any shares of Series A, Series B or Series C Preferred Stock at any time subsequent to the Closing, and agrees that issuances of Series A, Series B or Series C Preferred Stock subsequent to the Closing shall not constitute Permitted Issuances.

     5.2  Right of First Refusal. The Company hereby acknowledges the continuing
          ----------------------
          applicability of the right of first refusal granted to the Subscriber pursuant to Section 5.2 of that certain Regulation S Securities Subscription Agreement (the "Prior Subscription Agreement"), by and between Company and Subscriber, dated May 21, 1996. The Company hereby agrees to postpone the termination date of such right of first refusal to the earlier of: (i) three (3) years from the date hereof; or (ii) the date upon which the Subscriber ceases to own any securities purchased in the Offering (as defined in the Prior Subscription Agreement, such offering the "Prior Offering") or in the Offering pursuant to this Agreement: (a) purchased in the Prior Offering or in the Offering pursuant to this Agreement; (b) issued with respect to or upon conversion of securities purchased in the Prior Offering or in the Offering pursuant to this Agreement; or
          (c) purchased pursuant to the right of first refusal granted under this Section.

6.        Representations, Warranties and Covenants of Company

     The Company represents and warrants to and covenants with the Subscriber as follows:

     6.1  Organization. Good Standing and Qualification. The Company is a
          ---------------------------------------------
          corporation duly organized, validly existing and in good standing under the laws of the State of Idaho and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in Section 6.5 below.

     6.2  Corporate Condition. None of the Company's filings made pursuant to
          -------------------
          the Exchange Act, including, but not limited to, those reports referenced in Section 6.5 below, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's financial condition or business since the date of those reports which have not been disclosed to Subscriber in writing.

     6.3  Authorization. All corporate action on the part of the Company, its
          -------------
          officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Securities being sold hereunder and the Common Stock issuable upon conversion of the Convertible Securities have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

     6.4  Valid Issuance of Securities and Convertible Securities. The
          -------------------------------------------------------
          Securities, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Convertible

          Securities when issued in accordance with the terms of the Certificate of Designation, Warrant Agreement or Additional Warrant Agreement shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber and any transferee of the Securities or Common Stock issuable upon conversion of the Convertible Securities, will be issued in compliance with all applicable U.S federal and state securities laws.

     6.5  Current Public Information.  The Company represents and warrants to
          --------------------------
          the Subscriber that the Company is a "reporting issuer" as defined in Rule 902(1) of Regulation S and it has a class of securities registered under Section 12(g) of the Exchange Act and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). The Subscriber has obtained copies of the Company's Form 10-KSB Annual Report for the year ended December 31, 1995 and Form 10-QSB for the fiscal quarter ended September 30, 1996. The Company undertakes to furnish the Subscriber with copies of such other information as may be reasonably requested by the Subscriber prior to consummation of this Offering.

     6.6  No Directed Selling Efforts in Regard to this Transaction. The Company
          ---------------------------------------------------------
          has not, and to the best of the Company's knowledge neither the Subscriber nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of any of the Securities. The Company represents and warrants that the Offering is not part of a plan or scheme to evade the registration provisions of the Act.

     6.7  No Conflicts.  The execution and delivery of this Agreement and the
          ------------
          consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material payment or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

     6.8  Issuance of Securities.  The Company will issue one or more
          ----------------------
          certificates representing the shares of Preferred Stock and Additional Shares in the name of Subscriber in such denominations to be specified by the Company and execute the Warrant Agreement, and Additional Warrant Agreement, prior to closing. Upon conversion of the Convertible Securities in accordance with their terms, the Company will issue one or more certificates representing shares of Common Stock in the name of Subscriber and in such denominations to be specified by Subscriber prior to conversion. Subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, the Converted Shares to be issued upon conversion of the Convertible Securities shall not bear any restrictive legends. The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been given to the transfer agent and also warrants that the Converted Shares shall otherwise be freely transferable by Subscriber on the books and records of the Company subject to compliance with Federal and State securities laws, the receipt of a legal opinion from legal counsel to the Company and the terms of the applicable Securities. The Company will notify the transfer agent of the date of completion of the Offering and of the date of expiration of the Restricted Period. Nothing in this section shall affect in any way Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

     6.9  No Action. The Company has not taken and will not take any action that
          ---------
          will affect in any way the running of the Restricted Periods or the ability of Subscriber to resell freely the Securities in accordance with applicable securities laws and the Agreement.

     6.10 Compliance with Laws. As of the date hereof, the conduct of the
          --------------------
          business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or the NASDAQ Stock Market or any other regulatory authority.

     6.11 Litigation. Except as disclosed in the Company's Annual Report on Form
          ----------
          10-KSB, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

     6.12 No U.S. Offering. The Company represents that it has not offered the
          ----------------
          Securities to the Subscriber or any Investor in the U.S. or to any person in the United States or any U.S. person, except pursuant to that certain Regulation D Securities Subscription Agreement, of even date hereof.

     6.13 Disclosures.  There is no fact known to the Company (other than
          -----------
          general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that could reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company or could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Subscription Agreement and the issuance of the Securities hereunder.

     6.14 Commissions.  No person, firm or corporation is entitled to receive
          -----------
          any brokerage fee, commission or other similar payment from the Company in connection with the consummation of the transactions contemplated hereby and the Company shall not make any such payment to any person, firm or corporation.

     6.15 Capitalization.  The Company, as of the date of the Closing (including
          --------------
          the Securities issued pursuant to this Subscription Agreement and the Regulation D Securities Subscription Agreement, of even date herewith) will have outstanding the number of shares of Common Stock, preferred stock and warrants as set forth on Exhibit G.
                                             ---------

7.   Additional Covenants of Company

     7.1  Accountants. The Company shall maintain as its independent auditors an
          -----------
          accounting firm that is authorized to practice before the SEC.

     7.2  Corporate Existence and Taxes.  The Company shall maintain its
          -----------------------------
          corporate existence in good standing, and shall pay all its taxes when due except for taxes which the Company disputes.

     7.3  Reserved Shares and Listings. For so long as any Securities held by
          ----------------------------
          the Subscriber remain outstanding:

          (a) the Company will reserve from its authorized but unissued shares of Common Stock a sufficient number of shares to permit the conversion in full of the outstanding Convertible Securities; and

          (b) the Company will utilize its reasonable best efforts to maintain its listing on the NASDAQ SmallCap Market.

     7.4  Liquidated Damages for Late Conversion. As set forth in the
          --------------------------------------
          Certificate of Designation, the Company shall use all reasonable efforts to issue and deliver, within three (3) business days after the Subscriber has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Subscriber or any party receiving Convertible Securities by transfer from the Subscriber (together with the Subscriber, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of shares upon conversion of the Convertible Securities in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three business days from the date of receipt by the Company of a Notice and the transfer agent of all necessary documentation duly executed and in proper form required for conversion, including the original certificate, Warrant Agreement or Additional Warrant Agreement representing the Convertible Securities to be converted, all in accordance with this Agreement, the Warrant Agreement, the Additional Warrant Agreement, the Certificate of Designation and the requirements of the transfer agent):

          No. Business Days Late    Liquidated Damages
          ----------------------    ------------------
               1                          $500
               2                          $1,000
               3                          $1,500
               4                          $2,000
               5                          $2,500
               6                          $3,000
               7                          $3,500
               8                          $4,000
               9                          $4,500
               10                         $5,000
             > 10                         $5,000 + $1,000 for each
                                          Business Day Late beyond 10 days

          The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the shares to the Holder or (ii) each monthly anniversary of the receipt by the Company of such Holder's Notice. Nothing herein shall limit the Subscriber's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance with the terms of the Certificate of Designation, the Warrant Agreement or the Additional Warrant Agreement.

     7.5  Conversion Notice. The Company agrees that, in addition to any other
          -----------------
          remedies which may be available to the Subscriber, including, but not limited to, remedies available under Section 7.4 of this Agreement, in the event the Company fails for any reason to effect delivery to the Subscriber of certificates representing shares of Common Stock upon conversion of any Convertible Securities within three business days following receipt by the Company of a Notice in connection with such Securities, the Investor will be entitled to revoke the Notice by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice.

     7.6  Opinion of Counsel. Subscriber shall, upon purchase of the Securities,
          ------------------
          receive an opinion letter from Pryor, Cashman, Sherman & Flynn, counsel to the Company, to the effect that (i) the Company is duly incorporated and validly existing; (ii) this Agreement, the issuance of the Securities, and the issuance of the Common Stock upon conversion of the Convertible Securities have been duly approved by all required corporate action, and that all such Securities, upon due issuance, shall be validly issued and outstanding, fully paid and nonassessable; (iii) this Agreement, the Warrant Agreement, the Additional Warrant Agreement and the Registration Rights Agreement are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; and (iv) based upon the representations and warranties of the Company and each Subscriber in the Offering, the offer and sale of the Securities to the Subscriber is exempt from the registration requirements of the Act; except that with respect to the foregoing opinions counsel may add such qualifications as are consistent with firm practice, including an assumption that the transaction does not constitute a plan or scheme to evade the registration provisions of the Act.

     7.7  Consultation with Legal Counsel. The Company shall consult with its
          -------------------------------
          legal counsel regarding its Exchange Act filing requirements including, but not limited to, the possible obligation of the Company to file Form 8-K in connection with the Offering, and will timely make any and all such filings deemed necessary by such counsel.

     7.8  Registration Rights. The Company will grant the Subscriber the
          -------------------
          registration rights covering the Common Stock issuable on conversion of the Convertible Securities on substantially the terms of the Registration Rights Agreement attached hereto as Exhibit H on the date
                                                           ---------
          of the Closing.

8.   Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a federal or state court sitting in the State of New York, U.S.A.

9.   Entire Agreement; Amendment

     This Agreement, the Certificate of Designation, Warrant Agreement, the Additional Warrant Agreement, the Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

10.  Notices, Etc.

     Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

11.  Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12.  Severability

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13.  Titles and Subtitles

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.  Amount

     The undersigned Subscriber hereby subscribes for (i) 1,875 shares of Preferred Stock with a face value of One Million, Eight Hundred Seventy-Five Thousand Dollars ($1,875,000) (U.S.), and (ii) Warrants to purchase 187,500 shares of Common Stock and pays herewith funds in the amount of One Million, Two Hundred Fifty Thousand Dollars ($1,250,000) (U.S.). The Restricted Period in connection with the Preferred Stock shall begin on the date the Company receives payment of the Adjusted Purchase Price and the Restricted Period in connection with the Converted Shares to be issued in connection with conversion of the Preferred Sock or exercise of the Warrants or Additional Warrants shall be dependent upon the date of conversion or exercise and any payments due in connection therewith and the provisions of the Act, as contemplated by the Company and its outside securities counsel.
 .

15.  Prior Agreement

     The Subscriber and Company have previously entered into that certain Letter Agreement, dated October 31, 1996 (the "Letter Agreement"). Pursuant to the Letter Agreement, the Company was required to issue to the Subscriber (i) a $650,000 convertible bond (the "Debt"), (ii) warrants to purchase 51,724 shares of Common Stock, and (iii) 51,724 shares of Common Stock. In conjunction with the closing of the privately placed sale of the Preferred Stock and Warrants to the Subscriber, the Company will (i) repay the $650,000 Debt, together with interest, in the amount of $16,250 which amount shall be deducted from the Purchase Price which the Subscriber shall pay to the Company, (ii) issue the Additional Warrants, and (iii) issue the Additional Shares. The parties hereto acknowledge and agree that (i) by retiring the Debt and issuing the Additional Warrants and Additional Shares, the Company shall satisfy all of its obligations under the Letter Agreement, and (ii) this Subscription Agreement shall function as the subscription agreement for the securities sold to the Subscriber pursuant to the Letter Agreement. Accordingly, the net amount due to the Company by the Subscriber pursuant to this Agreement is Five Hundred Eighty-Three Thousand, Seven Hundred Fifty Dollars ($583,750 = $1,250,000 - ($650,000 + $16,250))
(U.S.) (the "Adjusted Purchase Price").



        [Signature page follows, remainder of page intentionally blank]

     The undersigned Subscriber acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.


                              SUBSCRIBER:

                              RBB BANK AKTIENGESELLSCHAFT


                              By: /S/ HERBERT STRAUSS
                              -----------------------------
                                 Name:  Herbert Strauss
                                 Title: Head Trader


                              Address:  Burgring 16
                                        8010 Graz, Austria

                              Date of execution by Subscriber: January 22, 1997 Place of execution: Austria



     THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY AND THIS AGREEMENT IS DATED AS OF THE 27 DAY OF JANUARY, 1997.


                              COMPANY:

                              GOLF-TECHNOLOGY HOLDING, INC.


                              By:  /S/ HAROLD E. HUTCHINS
                                 -------------------------
                                 Name:  Harold E. Hutchins
                                 Title: Secretary, Vice President, Chief
                                        Operating Officer and Chief Financial
                                        Officer

                                                                       EXHIBIT A
                                                                       ---------

                    Certificate of Designation for Series C
                   Preferred Stock, dated January 23, 1997.

                                See Exhibit (4)

                                                                EXHIBIT B
                                                                ---------


Warrant for the purchase of Shares of Common Stock, issued January 27, 1997, by the Registrant to RBB, in connection with 187,500 Shares of Common Stock.

                               See Exhibit (99d)

                                                                EXHIBIT C
                                                                ---------


Warrant for the purchase of Shares of Common Stock, issued January 27, 1997, by the Registrant to RBB, in connection with 51,724 Shares of Common Stock.

                               See Exhibit (99e)

                                                                       EXHIBIT D
                                                                       ---------

                          DEFINITION OF "U.S. PERSON"

Pursuant to Rule 902 (c), (o) and (p) of Regulation S, the terms "U.S. person" and "United States" are defined as follows:

(o)  U.S. Person.

     (1)  "U.S. person" means:

          (i)  Any natural person resident in the United States;

         (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

        (iii)  Any estate of which any executor or administrator is a U.S.
               person;

         (iv)  Any trust of which any trustee is a U.S. person;

          (v) Any agency or branch of a foreign entity located in the United States;

         (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

        (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

       (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the "Act") unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Act) who are not natural persons, estates or trusts.

     (2) Notwithstanding paragraph (o)(1) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person".

     (3) Notwithstanding paragraph (o)(1) of this rule, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

          (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

           (ii) The estate is governed by foreign law.

     (4) Notwithstanding paragraph (o)(1) of this rule, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

     (5) Notwithstanding paragraph (o)(l) of this rule, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

     (6) Notwithstanding paragraph (o)(l) of this rule, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

          (i)  The agency or branch operates for valid business reasons; and

          (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

     (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."



(p) United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                                                                       EXHIBIT E
                                                                       ---------

                      DEFINITION OF "ACCREDITED INVESTOR"

Pursuant to Rule 501(a) of Regulation D, the term "Accredited Investor" is defined as follows:

1. Any bank as defined in section 3(a)(2) of the Securities Act of 1933 (the "Act"), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if the self-directed plan, with investment decisions made solely by persons that are accredited investors.

2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

3. Any organization described in section 501 (c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section (b)(2)(ii) of Rule 506.

8.   Any entity in which all of the equity owners are accredited investors.

                                                                       EXHIBIT F
                                                                       ---------

                        NOTICE OF CONVERSION OR EXERCISE
   (To be executed by the registered holder in order to convert the share(s) of Series C Preferred Stock or exercise Warrants, or Additional Warrants)

     In accordance with that certain Regulation S Securities Subscription Agreement (the "Subscription Agreement"), by and between RBB Bank Aktiengesellshaft and Golf-Technology Holding, Inc. (the "Company"), dated as of January 27, 1997, the undersigned hereby irrevocably elects to convert any of the Convertible Securities represented by the attached certificate or agreement into shares of common stock ("Common Stock") of the Company according to the conditions of the Certificate of Designation of Series C Preferred Stock, Warrant Agreement or Additional Warrant Agreement, as applicable, as of the date written below. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Subscription Agreement. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

     The undersigned represents that it and each person or entity on whose behalf it holds Convertible Securities to be converted into Common Stock (each an "Investor"): (i) is familiar with and understands the terms, conditions and requirements contained in Regulation S ("Regulation S") and Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"); (ii) is not a "U.S. Person" or "distributor" as defined in Regulation S; (iii) purchased the Convertible Securities for which conversion is being elected, and is purchasing the Common Stock referenced herein, for its own account and for the account of each Investor and not for the account or benefit of any U.S. Person; (iv) will comply with the transfer restrictions contained in Section 4(1) of the Act and Rule 144 promulgated thereunder to the extent they are applicable; (v) has not had a "short" position in the Company's securities at any time since the purchase of the Securities (including any short call position or any long put position or any contract or arrangement that had the effect of eliminating or substantially diminishing the risk of ownership of the Securities) nor has it engaged in any hedging transaction with respect to the Securities or the Common Stock; (vi) has no prior understanding with respect to the sale of the Common Stock to any third party; (vii) has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Securities or the Common Stock issuable upon conversion of the Convertible Securities; (viii) purchased the Securities with investment intent, is purchasing the Common Stock with investment intent and presently has no intent to sell, dispose of or otherwise transfer the Common Stock; (ix) will make any sale, transfer or other disposition of the Common Stock in full compliance with the Act, the Exchange Act, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; and (x) received the offer to purchase the Securities outside the United States and, at the time the Subscription Agreement pursuant to which the Securities was executed was, and upon execution of this Notice is, outside the United States. The undersigned has obtained representations from each Investor with respect to compliance with paragraphs (i) - (x) of this Notice.

The undersigned acknowledges and agrees that:
     (I) in connection with the conversion of Preferred Stock into shares of Common Stock :
        (a) no shares of Common Stock will be issued until the original Preferred Stock Certificate(s) to be converted and the Notice are received by the Company's attorney or transfer agent, and
        (b) the original Preferred Stock Certificate(s) to be converted and the Notice must be received by the Company's attorney or transfer agent by the third business day following the Date of Conversion indicated below, or such Notice shall become null and void at the sole discretion of the Company; and
     (II) in connection with the conversion of Warrants or Additional Warrants into shares of Common Stock:
        (a) no shares of Common Stock will be issued until the Warrants or Additional Warrants holder surrenders the original Warrant Agreement or Additional Warrant Agreement (with the subscription form at the end thereof duly executed);
        (b) the original Warrant Agreement or Additional Warrant Agreement (with the subscription form at the end thereof duly executed) and the Notice must be received by the Company's attorney or transfer agent by the third business day following the Date of Conversion indicated below, or such Notice and subscription form shall become null and void at the sole discretion of the Company; and
        (c) the Warrant or Additional Warrant was exercised outside of the United States and the Converted Securities will be delivered to an address outside of the United States, as indicated below.

Conversion Formula:      Date of Conversion or exercise:
                                                        -------------
                         Place of execution of this notice:
                                                           ----------
                           Applicable Conversion Price:
                                                           ----------
                         Subscriber's Name:
                                           --------------------------
                         Signature:
                                   ----------------------------------
                                Name:
                                       ------------------------------
                                Title:
                                       ------------------------------
                         Address:
                                 ------------------------------------
                         --------------------------------------------


                         Address (which must be outside of the United
                         States) for delivery of the certificates
                         reflecting the Converted Securities:
                                                             --------
                         --------------------------------------------
                         --------------------------------------------

                                                                       EXHIBIT G
                                                                       ---------

                   OUTSTANDING COMMON STOCK, PREFERRED STOCK
                                  AND WARRANTS

                         GOLF-TECHNOLOGY HOLDING, INC.
                             AS OF JANUARY 27, 1997
                  (excluding the Securities issued pursuant to
                  this Subscription Agreement and the
                  Regulation D Securities Subscription
                  Agreement, of even date herewith)



                  Shares of Common Stock:    4,049,408

                  Shares of Preferred Stock: Series A - 389,600
                                             Series B -   9,231
                                                        -------
                                                        398,831


                  Options to purchase the
                  following number of
                  shares of Common
                  Stock:                     441,500

                  Warrants to purchase
                  the following number of
                  shares of Common
                  Stock:                     637,334

                                                                       EXHIBIT H
                                                                       ---------


Registration Rights Agreement, dated as of January 27, 1997, among the Registrant, Clark and RBB.

                               See Exhibit (99f)